UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane
Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

As previously disclosed in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 filed by RumbleOn, Inc. (the “Company”), on August 9, 2023, the Company, the subsidiary guarantors party thereto, Oaktree Fund Administration, LLC and the lenders party thereto (the “Lenders”) executed Amendment No. 5 (the “Amendment No. 5”) to that certain term loan credit agreement, dated as of August 31, 2021 (as amended, the “Oaktree Credit Agreement”), pursuant to which, among other things, certain financial covenants were eliminated or modified for certain quarters. Amendment No. 5 also contained a performance covenant requiring the Company to issue the 2023 Warrants (as defined below) to the Lenders on or before August 11, 2023, which date was later extended to August 14, 2023.

 In connection with Amendment No. 5, on August 14, 2023, the Company issued warrants to purchase an aggregate of 1,212,121 shares of Class B Common Stock (the “2023 Warrants”) to the Lenders. The 2023 Warrants have an initial exercise price of $12.00 per share, which may be adjusted under certain circumstances. The 2023 Warrants are exercisable immediately upon issuance and expire on the fifth anniversary of the date of issuance. The 2023 Warrants may only be exercised for cash until certain conditions are met, at which time such warrants may be exercised on a cashless basis. Further, upon the occurrence of certain events, the Company may be required to file a registration statement relating to the resale of the shares of Class B Common Stock that may be received upon exercise of the 2023 Warrants.

The foregoing description of the 2023 Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Warrants, a form of which is attached hereto as Exhibit 4.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The 2023 Warrants were sold and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act as transactions not involving a public offering.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of 2023 Warrant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: August 17, 2023	By:	/s/ Mark Tkach
Mark Tkach
Interim Chief Executive Officer

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